AMERICAN AADVANTAGE FUNDS
Institutional Class

Supplement to the Prospectus dated March 1, 2002

Effective October 1, 2002, the Fees and Expenses table on page 13 is updated as follows:

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed, if applicable):    2.00%(2)

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees                         0.36%
Distribution (12b-1) Fees               0.00
Other Expenses                          0.42
                                        -----
TOTAL ANNUAL FUND OPERATING EXPENSES    0.78%
                                        =====

(1) The expense table and the Example below reflect the expenses of both the Fund and the International Equity Portfolio of the AMR Trust.

(2) Fee applies to the proceeds of shares that are redeemed within 30 days of their purchase.

Effective October 1, 2002, the Fees and Expenses table on page 15 is updated as follows:

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed, if applicable):    2.00%(2)

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees                         1.03%
Distribution (12b-1) Fees               0.00
Other Expenses                          0.40
                                        -----
TOTAL ANNUAL FUND OPERATING EXPENSES    1.43%
                                        =====

(1) Prior to March 1, 2002, the Fund invested all of its investable assets in a corresponding portfolio of the AMR Trust. Accordingly, the expense table and the Example below reflect the expenses of both the Fund and the Emerging Markets Portfolio of the AMR Trust.

(2) Fee applies to the proceeds of shares that are redeemed within 90 days of their purchase.

Effective October 1, 2002, the first two paragraphs of the Redemption Policies section on page 38 are updated as follows:

Shares of any Fund may be redeemed by telephone or mail on any day that the Fund is open for business. The redemption price will be the NAV next determined after a redemption order is received in good order, minus a redemption fee, if applicable. For assistance with completing a redemption request, please call (800) 658-5811. Except for the Money Market Funds, wire proceeds from redemption orders received by 4:00 p.m. Eastern Time generally are transmitted to shareholders on the next day that the Funds are open for business. Proceeds from redemptions requested for the Money Market Funds by the following deadlines will generally be wired to shareholders on the same day.

Fund                        Same Day Wire Redemption Order Deadline:
----                        ----------------------------------------
Money Market                2:00 p.m. Eastern Time*
Municipal Money Market      11:45 a.m. Eastern Time*

* or the close of the Exchange (whichever comes first)


In any event, proceeds from a redemption order for any Fund will typically be transmitted to a shareholder by no later than seven days after the receipt of a redemption request in good order. Delivery of proceeds from shares purchased by check may be delayed until the check has cleared, which may take up to 15 days.

A redemption fee of 2% will be deducted from your redemption amount when you sell shares of the International Equity Fund that you have owned for less than 30 days or shares of the Emerging Markets Fund that you have owned for less than 90 days. The redemption fee is paid to each Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading activity in and out of each Fund. If you purchased shares on multiple dates, the shares you have held the longest will be redeemed first for purposes of assessing the redemption fee. The following are exempt from the redemption fee: shares acquired through the reinvestment of distributions, shares held in retirement plans, and shares redeemed through pre-authorized automatic redemption. Third parties who offer shares of the International Equity and Emerging Markets Funds may or may not charge the redemption fee to their customers for the benefit of the Funds.


AMERICAN AADVANTAGE FUNDS
PlanAhead Class

Supplement to the Prospectus dated March 1, 2002

Effective October 1, 2002, the Fees and Expenses table on page 12 is updated as follows:

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed, if applicable):    2.00%(2)

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees                         0.36%
Distribution (12b-1) Fees               0.00
Other Expenses                          0.74
                                        -----
TOTAL ANNUAL FUND OPERATING EXPENSES    1.10%
                                        =====

(1) The expense table and the Example below reflect the expenses of both the Fund and the International Equity Portfolio of the AMR Trust.

(2) Fee applies to the proceeds of shares that are redeemed within 30 days of their purchase. A $10 fee may also apply if redemption proceeds are sent by wire.

Effective October 1, 2002, the first two paragraphs of the Redemption Policies section on page 33 are updated as follows:

Shares of any Fund may be redeemed by telephone, by pre-authorized automatic redemption, via the Funds' web site, or by mail on any day that the Fund is open for business. The redemption price will be the NAV next determined after a redemption order is received in good order, minus a redemption fee, if applicable. For assistance with completing a redemption request, please call (800) 338-3344. Except for the Money Market Funds, wire proceeds from redemption orders received by 4:00 p.m. Eastern Time generally are transmitted to shareholders on the next day that the Funds are open for business. Proceeds from redemptions requested for the Money Market Funds by the following deadlines will generally be wired to shareholders on the same day.

                                   Same Day Wire
Fund                        Redemption Order Deadline:*
----                        ---------------------------
Money Market and
  U.S. Government
  Money Market                2:00 p.m. Eastern Time
Municipal Money Market       11:45 a.m. Eastern Time

* or the close of the Exchange (whichever comes first)


In any event, proceeds from a redemption order for any Fund will typically be transmitted to a shareholder by no later than seven days after the receipt of a redemption request in good order. Delivery of proceeds from shares purchased by check or pre-authorized automatic investment may be delayed until the funds have cleared, which may take up to 15 days.

A redemption fee of 2% will be deducted from your redemption amount when you sell shares of the International Equity Fund that you have owned for less than 30 days. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading activity in and out of the Fund. If you purchased shares on multiple dates, the shares you have held the longest will be redeemed first for purposes of assessing the redemption fee. The following are exempt from the redemption fee: shares acquired through the reinvestment of distributions, shares held in retirement plans, and shares redeemed through pre-authorized automatic redemption. Third parties who offer shares of the International Equity Fund may or may not charge the redemption fee to their customers for the benefit of the Fund.